                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported):  July 15, 1999


                           NEUROMEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-26984               13-3526980
(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
    of incorporation)                                   Identification No.)



  10 Mountain View Road, Suite C-100
       Upper Saddle River, NJ                              07458-1933
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K portions of the Company's monthly operating report for June of 1999 as filed on July 15, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

     On March 30, 1999, counsel for the Company, submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of its Monthly Reports within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court.

                                 ACCRUAL BASIS-2
                            COMPARATIVE BALANCE SHEET

                                                          -------------------------------------------------
ASSETS                                                           MONTH           MONTH            MONTH
                                                          --------------------------------------------------
                                                                  APRIL            MAY             JUNE
                                                          --------------------------------------------------
   1     CASH                                                    5,056,355       4,913,981        4,046,151
   2     ACCOUNTS RECEIVABLE, NET                                  259,071         259,757          235,859
   3     INVENTORY                                                 300,181               -                -
                                                          --------------------------------------------------
   4     NOTES RECEIVABLE
   5     PREPAID EXPENSES                                          215,848         837,339          824,550
   6     OTHER (ATTACH LIST)                                                    10,062,500        8,400,000
   7     TOTAL CURRENT ASSETS                                    5,831,455      16,073,577       13,506,560
                                                          --------------------------------------------------
   8     PROPERTY, PLANT & EQUIPMENT                            19,047,177      19,047,177       19,047,177
   9     LESS: ACCUMULATED DEPRECIATION/DEPLETION              (15,922,774)    (18,757,733)     (18,757,733)
   10    NET PROPERTY, PLANT & EQUIPMENT                         3,124,403         289,444          289,444
                                                          --------------------------------------------------
   11    DUE FROM AFFILIATES & INSIDERS                             73,948          74,156           74,358
   12    INTANGIBLES                                              (520,702)       (520,700)        (520,700)
   13    OTHER (ATTACH LIST)                                        53,635          53,635           53,635
   14    TOTAL ASSETS                                            8,562,739      15,970,112       13,403,297
                                                          --------------------------------------------------
POST PETITION LIABILITIES
   15    ACCOUNTS PAYABLE                                           41,792          39,879           77,434
   16    TAXES PAYABLE
   17    NOTES PAYABLE                                                             637,542                -
   18    PROFESSIONAL FEES
   19    SECURED DEBT
   20    DUE TO AFFILIATES & INSIDERS                                8,615           9,813           14,446
   21    OTHER (ATTACH LIST)
   22    TOTAL POSTPETITION LIABILITIES                             50,407         687,234           91,880
                                                          --------------------------------------------------
PREPETITION LIABILITIES
   23    SECURED DEBT                                            6,174,768       3,063,477        2,951,702
   24    PRIORITY DEBT
   25    UNSECURED DEBT
   26    OTHER (ATTACH LIST)                                     2,980,876       2,953,157        2,931,440
   27    TOTAL PREPETITION LIABILITIES                           9,155,644       6,016,634        5,883,142
   28    TOTAL LIABILITIES                                       9,206,051       6,703,868        5,975,022
                                                          --------------------------------------------------
EQUITY
   29    OWNERS' PREPETITION EQUITY                                (86,028)        (86,028)         (86,028)
                                                          --------------------------------------------------
   30    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                 (557,284)      9,352,272        7,514,303
                                                          --------------------------------------------------
   31    TOTAL EQUITY (DEFICIT)                                   (643,312)      9,266,244        7,428,275
                                                          --------------------------------------------------
   32    TOTAL LIABILITIES & OWNERS' EQUITY                      8,562,739      15,970,112       13,403,297
                                                          --------------------------------------------------

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               2ND QUARTER 1999

                                                                           MONTH            MONTH             MONTH
                                                                     ----------------------------------------------------
                                                                           APRIL             MAY              JUNE
                                                                     ----------------------------------------------------
  LINE 5    PREPAIDS:
            A/R EXCHANGE - REVIEW STATIONS                                     76,876                 -                -
            PREPAID EXPENSES                                                   40,091           715,836          667,384
            PREPAID INSURANCE                                                  70,269            65,666           61,063
            EMPLOYEE RECEIVABLES                                                6,152             3,628            3,949
            INTEREST RECEIVABLE - OTHER                                        17,119            38,568           75,746
            SECURITY DEPOSITS SHORT TERM                                        5,341            13,641           16,408
                                                                     ----------------------------------------------------
                                                      TOTAL PREPAIDS          215,848           837,339          824,550
                                                                     ----------------------------------------------------
  LINE 6    OTHER
            INVESTMENTS HELD FOR SALE                                                        10,062,500        8,400,000
                                                                     ----------------------------------------------------
  LINE 11   DUE FROM AFFILIATES AND INSIDERS:
            ISRAEL                                                         13,695,196        13,695,196       13,695,196
            NETHERLANDS                                                     1,983,006         1,983,006        1,983,006
            EUROPE                                                          4,766,149         4,766,149        4,766,149
            ACE
            HONGKONG
            AUSTRALIA
            ASIA PACIFIC
            OVERSEAS HOLDING                                                   50,000            50,000           50,000
            OVERSEAS GROUP                                                     50,000            50,000           50,000
            RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS            (20,514,353)      (20,514,353)     (20,514,353)
            PAUL SOHMER                                                        43,950            44,158           44,360
                                                                     ----------------------------------------------------
                                    DUE FROM AFFILIATES AND INSIDERS           73,948            74,156           74,358
                                                                     ----------------------------------------------------
  LINE 13   OTHER:
            SECURITY DEPOSITS LONG TERM                                        53,635            53,635           53,635
                                                                     ----------------------------------------------------
                                                         TOTAL OTHER           53,635            53,635           53,635
                                                                     ----------------------------------------------------

  LINE 26   OTHER:
            ACCOUNTS PAYABLE                                                  981,061           981,061          972,290
            NOTE PAYABLE - BIRD FOUNDATION                                    120,096           120,096          120,096
            INTERCOMPANY A/P - HONGKONG                                             -                 -
            ACCRUED COMPENSATION                                              645,100           645,100          645,100
            ACCRUED VACATION                                                  186,519           158,800          145,854
            ACCRUED ADVERTISING                                                     -                 -                -
            ACCRUED AUDIT                                                      32,960            32,960           32,960
            ACCRUED CONSULTING                                                 76,500            76,500           76,500
            ACCRUED INTEREST                                                   47,133            47,133           47,133
            ACCRUED LEGAL                                                      88,064            88,064           88,064
            ACCRUED MISCELLANEOUS                                             101,256           101,256          101,256
            ACCRUED OTHER                                                      39,185            39,185           39,185
            ACCRUED TAXES                                                      54,737            54,737           54,737
            ACCRUED RESTRUCTURING                                             608,265           608,265          608,265
            ACCRUED PAYROLL TAXES                                                   -                 -                -
            ACCRUED PENSION PLAN PAYABLE                                            -                 -                -
            ACCRUED SALES TAX PAYABLE                                               -                 -                -
                                                                     ----------------------------------------------------
                                                         TOTAL OTHER        2,980,876         2,953,157        2,931,440
                                                                     ----------------------------------------------------
LINE 30     POSTPETITION CUMULATIVE PROFIT OR LOSS
            CUMULATIVE RESULTS OF OPERATION                                  (557,284)        8,739,772        8,564,303
            UNREALIZED GAIN (LOSS) ON INVESTMENTS HELD FOR SALE                                 612,500       (1,050,000)
                                                                     ----------------------------------------------------
                                                               TOTAL         (557,284)        9,352,272        7,514,303
                                                                     ----------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                                SECOND QUARTER

REVENUES                                                         MONTH            MONTH             MONTH
                                                           ----------------------------------------------------
                                                                 APRIL             MAY              JUNE
                                                           ----------------------------------------------------
            1 GROSS REVENUES                                        81,778       13,435,522           101,684
            2 LESS: RETURNS & DISCOUNTS
            3 NET REVENUE                                           81,778       13,435,522           101,684
                                                           ----------------------------------------------------
COST OF GOODS SOLD
            4 BEGINNING INVENTORY                                  300,181          300,181                 -
            5 ADD: PURCHASES
            6 LESS: ENDING INVENTORY                               300,181                -                 -
            7                           COST OF GOODS SOLD               -          300,181                 -
                                                           ----------------------------------------------------
            8 GROSS PROFIT                                           81,778      13,135,341           101,684
                                                           ----------------------------------------------------
OPERATING EXPENSES
            9 OFFICER/INSIDER COMPENSATION                           55,050           55,050            55,050
           10 DIRECT LABOR/SALARIES                                  73,516          197,834            59,871
           11 PAYROLL TAXES                                           8,267           15,524             4,955
           12 RENT & LEASE EXPENSE                                   49,426           56,389            97,367
           13 INSURANCE                                              80,938           58,489             8,907
           14 DEPRECIATION/DEPLETION/AMORTIZATION                   208,557                                 -
           15 GENERAL & ADMINISTRATIVE                                2,980              944             2,752
           16 OTHER (ATTACH LIST)                                    33,297        3,196,148            36,058
           17 TOTAL OPERATING EXPENSES                             512,031         3,580,378           264,960
                                                           ----------------------------------------------------
           18 OPERATING INCOME                                    (430,253)        9,554,963          (163,276)
                                                           ----------------------------------------------------
OTHER INCOME & EXPENSES
           19 OTHER INCOME (ATTACH LIST)                             16,680           19,807              7,999
           20 OTHER EXPENSES (ATTACH LIST)
           21 INTEREST EXPENSE                                       (5,087)         (73,016)           (34,118)
           22 OTHER (ATTACH LIST)                                                   (204,698)            26,455
           23 NET OTHER INCOME & EXPENSES                            11,593         (257,907)               336
                                                           ----------------------------------------------------
REORGANIZATION EXPENSES
           24 PROFESSIONAL FESS                                      26,741                -              2,779
           25 U.S. TRUSTEE FEES                                                                           9,750
           26 OTHER (ATTACH LIST)
           27 TOTAL REORGANIZATION EXPENSES                          26,741                -             12,529
                                                           ----------------------------------------------------
           28 INCOME TAX
           29 NET PROFIT (LOSS)                                    (445,401)       9,297,056           (175,469)
                                                           ----------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                               2ND QUARTER 1999

                                                                          MONTH            MONTH            MONTH
                                                                    ---------------------------------------------------
                                                                          APRIL             MAY             JUNE
                                                                    ---------------------------------------------------
LINE 16       OTHER EXPENSES:
              LIFE AND HEALTH INSURANCE
              TRAVEL AND ENTERTAINMENT                                     4,250          22,120             4,865
              DUES AND SUBSCRIPTIONS
              RELOCATION COSTS
              REPAIRS AND MAINTENANCE                                        399                               443
              FREIGHT AND DELIVERIES                                       2,496            1,001            1,355
              COMPUTER EXPENSES                                                               820              935
              EQUIPMENT LEASING                                                               528            2,187
              AUTO EXPENSES
              PAYROLL FEES                                                   519              314              139
              CLINICAL TRIALS                                             10,481           10,481
              CONSULTANTS                                                                 350,000
              CONTRACTED SERVICES
              LEGAL- REFUND FROM INSURANCE CO.                                            (36,075)
              SUPPLIES                                                       926              799              149
              TELEPHONE AND COMMUNICATIONS                                12,625           10,386           18,965
              TAXES AND FEES                                               1,601              817            6,595
              ASSET WRITE DOWN                                                          2,834,957
              OTHER LEGAL                                                                                      425
              ROYALTIES
                                                                    ----------------------------------------------
                                                TOTAL OTHER EXPENSE      33,297       3,196,148            36,058
                                                                    ----------------------------------------------
LINE 19       OTHER INCOME:
              INTERCOMPANY
              INTEREST ON LOAN TO OFFICER
              INTEREST - BANKS                                           16,680          19,807             7,999
                                                                    ----------------------------------------------
                                                 TOTAL OTHER INCOME      16,680          19,807             7,999
                                                                    ----------------------------------------------

 LINE 22      OTHER :
              PENALTY FOR EARLY EXTINGUISHMENT                                          204,698           (26,455)
              OF DEBT
                                                                    ----------------------------------------------
                                                        TOTAL OTHER             -       204,698           (26,455)
                                                                    ----------------------------------------------

Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:

                                                  ---------------------------------------------------
                                                        MONTH            MONTH            MONTH
                                                  ---------------------------------------------------
                                                        APRIL             MAY             JUNE
              Checking                                      81,547          104,993          104,993
              Money Market                                 682,944        4,186,399        3,798,871
              Payroll                                       12,744            7,507          130,589
              Morgan Stanley Dean Witter                     8,531            8,495            8,495
              Merrill Lynch                                    560              561              561
              Certificates of Deposit                    4,267,467               61               61
              Citifunds                                      2,562            2,571            2,582
              Investment                                         -
                          TOTAL                          5,056,355        4,310,587        4,046,151

Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
SECOND QUARTER

                                                            ---------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                   MONTH            MONTH            MONTH
                                                            ---------------------------------------------------
                                                                  APRIL             MAY             JUNE
   1     CASH - BEGINNING OF MONTH                                 5,457,479        5,056,355        4,913,981
RECEIPTS
   2     CASH SALES
   3     ACCOUNTS RECEIVABLE COLLECTIONS                              70,709           61,712           85,582
   4     LOANS & ADVANCES
   5     SALE OF ASSETS                                                             4,000,000           40,000
   6     LEASE & RENTAL INCOME
   7     WAGES
   8     OTHER (ATTACH LIST)                                          20,296          428,841           31,107
                                                            ---------------------------------------------------
   9     TOTAL RECEIPTS                                               91,005        4,490,553          156,689
DISBURSEMENTS
   10    NET PAYROLL                                                  76,563          175,004           84,219
   11    PAYROLL TAXES PAID                                           49,063          109,234           42,698
   12    SALES, USE & OTHER TAXES PAID                                    62
   13    INVENTORY PURCHASES
   14    MORTGAGE PAYMENTS
   15    OTHER SECURED NOTE PAYMENTS                                 182,729        3,759,911          108,966
   16    RENTAL & LEASE PAYMENTS                                      53,390          100,092          699,315
   17    UTILITIES                                                     9,177           17,502           25,469
   18    INSURANCE                                                    84,841           52,248           25,513
   19    VEHICLE EXPENSES
   20    TRAVEL                                                        7,676            1,697            5,186
   21    ENTERTAINMENT
   22    REPAIRS & MAINTENANCE                                           472
   23    SUPPLIES                                                                         297
   24    ADVERTISING                                                   1,870
   25    HOUSEHOLD EXPENSES
   26    CHARITABLE CONTRIBUTIONS
   27    GIFTS
   28    OTHER (ATTACH LIST)                                          26,035           22,586           15,675
                                                            ---------------------------------------------------
   29    TOTAL                                                       491,878        4,238,570        1,007,042
REORGANIZATION EXPENSES
   30    PROFESSIONAL FEES                                                            394,358           12,727
   31    U.S. TRUSTEE FEES                                               250                             4,750
   32    OTHER (ATTACH LIST)
                                                            ---------------------------------------------------
   33    TOTAL                                                           250          394,358           17,477
                                                            ---------------------------------------------------
   34    TOTAL DISBURSEMENTS                                         492,128        4,632,928        1,024,519
                                                            ---------------------------------------------------
   35    NET CASH FLOW                                              (401,124)        (142,375)        (867,830)
                                                            ---------------------------------------------------
   36    CASH - END OF MONTH                                       5,056,355        4,913,981        4,046,151
                                                            ---------------------------------------------------

CASH RECEIPTS - OTHER                                                  APRIL             MAY             JUNE
              COBRA                                                        12,413            6,731           22,922
              TRAVEL                                                           20
              INSURANCE                                                        60           48,868
              NET SETTLEMENT WITH TBCC                                                     336,504
              REFUND AMERICAN EXPRESS DUES                                                      19               42
              BANK INTEREST                                                 7,804           36,719            7,921
              401K RELATED REFUNDS                                                                              221
              TOTAL OTHER CASH RECEIPTS                                    20,296          428,841           31,107

CASH DISBURSEMENTS - OTHER                                             APRIL             MAY             JUNE
              401 K                                                         5,414           10,868            1,491
              CLINICAL TRIAL                                                  605
              CORPORATE SERVICES                                            2,220            1,066            2,752
              MISCELLANEOUS                                                   198                -            2,161
              PATENT FEE                                                   10,097
              PAYROLL SERVICES                                                614              334            1,034
              SHIPPING                                                      1,701            1,412            1,187
              BANK FEE                                                      5,187              606              140
              SECURITY DEPOSIT                                                               8,300            1,500
              FILING FEES/LEGAL                                                                               5,410
              TOTAL OTHER CASH DISBURSEMENTS                               26,035           22,586           15,675


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 27th day of July, 1999.

                         NEUROMEDICAL SYSTEMS, INC.


                         By:   /s/ Paul R. Sohmer, M.D.
                               -------------------------------------------
                                 Paul R. Sohmer, M.D.
                                 President